Report of Independent
Registered Public Accounting
Firm

To the Board of Directors and
Shareholders of Legg Mason
Growth Trust, Inc.:


In planning and performing
our audit of the financial
statements of Legg Mason
Growth Trust, Inc. ("the
Company") as of and for the
year ended December 31, 2007,
in accordance with the
standards of the Public
Company Accounting Oversight
Board (United States), we
considered the Companys
internal control over
financial reporting,
including controls over
safeguarding securities, as a
basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply with
the requirements of Form N
SAR, but not for the purpose
of expressing an opinion on
the effectiveness of the
Companys internal control
over financial reporting.
Accordingly, we do not
express an opinion on the
effectiveness of the
Companys internal control
over financial reporting.

The management of the Company
is responsible for
establishing and maintaining
effective internal control
over financial reporting.  In
fulfilling this
responsibility, estimates and
judgments by management are
required to assess the
expected benefits and related
costs of controls.  A
companys internal control
over financial reporting is a
process designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance with
generally accepted accounting
principles.  A companys
internal control over
financial reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that,
in reasonable detail,
accurately and fairly reflect
the transactions and
dispositions of the assets of
the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts
and expenditures of the
company are being made only
in accordance with
authorizations of management
and directors of the company;
and (3)  provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition, use or
disposition of a companys
assets that could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements.  Also,
projections of any evaluation
of effectiveness to future
periods are subject to the
risk that controls may become
inadequate because of changes
in conditions, or that the
degree of compliance with the
policies or procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees, in
the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.  A material
weakness is a deficiency, or
a combination of
deficiencies, in internal
control over financial
reporting, such that there is
a reasonable possibility that
a material misstatement of
the Companys annual or
interim financial statements
will not be prevented or
detected on a timely basis.

Our consideration of the
Companys internal control
over financial reporting was
for the limited purpose
described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal
control over financial
reporting that might be
material weaknesses under
standards established by the
Public Company Accounting
Oversight Board (United
States).  However, we noted
no deficiencies in the
Companys internal control
over financial reporting and
its operation, including
controls over safeguarding
securities, that we consider
to be material weaknesses as
defined above as of December
31, 2007.

This report is intended
solely for the information
and use of management and the
Board of Directors of Legg
Mason Growth Trust, Inc. and
the Securities and Exchange
Commission and is not
intended to be and should not
be used by anyone other than
these specified parties.



PricewaterhouseCoopers LLP
February 22, 2008

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